Oct. 01, 2015

American Century Municipal Trust Prospectus Supplement Tax-Free Money Market Fund
Supplement dated July 8, 2016 ■ Prospectus dated October 1, 2015

In response to amendments to Rule 2a-7 under the Investment Company Act of 1940, this fund will be designated a retail money market fund on October 14, 2016. To prepare for this transition, the fund is now closed to any investments from accounts that are not beneficially owned by natural persons. Additionally, the fund and its authorized agents and intermediaries will begin involuntarily redeeming current accounts that are not beneficially owned by natural persons on September 9, 2016.

Additionally, beginning on October 14, 2016, this fund will have the ability to implement liquidity fees and/or redemption gates as described below.

AMERICAN CENTURY MUNICIPAL TRUST | Tax-Free Money Market Fund
The following replaces the Principal Loss bullet point under the Principal Risks section on page 3 of the prospectus:
Principal Loss – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning on October 14, 2016, the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.